333-00767
                                                                          497(e)

AMERINDO TECHNOLOGY FUND
                        One Embarcadero                     399 Park Avenue
                        Suite 2500                          22nd Floor
                        San Francisco, CA  94111            New York, NY  10022
                                                            1-800-TECHFUND
--------------------------------------------------------------------------------




Supplement to Prospectus dated March 5, 1999

     The following changes to the Prospectus dated May 1, 1998 are effective immediately:

VOLUME DISCOUNT - For Class A Shareholders Only


                                                                      Amount of Sales
                                                                      Charge Reallowed to
                                       Sales Charge as a % of         Dealers of % of
Amount Purchase                        Net Amount Invested            Offering Price
---------------                        ------------------------       --------------
less than $50,000                      6.10%                          5.75%
$50,000 but less than $100,000         4.71%                          4.50%
$100,000 but less than $250,000        3.63%                          3.50%
$250,000 but less than $500,000        2.56%                          2.50%
$500,000 but less than $1,000,000      2.04%                          2.00%
$1,000,000 and higher                  NONE                           NONE

PURCHASE OF SHARES  - Minimum Purchase

                     Taxable Account:    $2,500 - initial purchase
                                         $500 - subsequent purchase

IRA (and other retirment plans):         $1,000 - initial purchase
                                         $500 -  subsequent purchase



815254.1